SUPPLEMENT DATED SEPTEMBER 13, 2019 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED APRIL 1, 2019
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INDEX, INVESTMENT OBJECTIVE, INVESTMENT POLICY, PRINCIPAL INVESTMENT STRATEGIES, TAX STATUS
AND MANAGEMENT FEE

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus and the current Statement of Additional Information for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors High Income MLP ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on September 13, 2019, the Board of Trustees (the “Board”) of the Trust considered and approved changes to the Fund, including changing: (i) the name of the Fund; (ii) the Fund’s benchmark index; (iii) the Fund’s investment objective; (iv) the Fund’s investment policy; (v) certain of the Fund’s principal investment strategies; (vi) the Fund’s tax status; and (vii) the Fund’s management fee.

These changes will become effective on or about December 1, 2019 (the “Effective Date”). On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. You should refer to the New Prospectus for the Fund, when available. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date (please refer to the New Prospectus, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date):

On the Effective Date, the Fund’s name will change to the “VanEck Vectors Energy Income ETF” and its ticker will change to “EINC.” In connection with the change to the Fund’s name, the Fund’s current non-fundamental investment policy to normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs will be removed. Additionally, the Fund’s current investment objective of seeking to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index, will change to the following: The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS North American Energy Infrastructure Index. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

In addition, on the Effective Date, the Fund will begin to seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. If the Fund qualifies as a RIC, the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. While unlikely, the Fund may be required to pay corporate-level federal income taxes on gains built into its assets under certain circumstances. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. Please refer to the New Prospectus, once available, for a more complete discussion on the Fund’s qualification and taxation as a RIC.

In connection with these changes, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause all or a portion of the Fund’s current year distributions to be characterized as ordinary income rather than return of capital. The disposal of the Fund’s interest in certain MLPs may trigger a recapture of certain deductions which may result in additional liabilities incurred by the Fund. These estimated liabilities will be accrued and reflected in the Fund’s net asset value (“NAV”) on September 16, 2019. As subsequent tax information becomes available, future adjustments to the Fund’s NAV may be necessary. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

In connection with the changes to the Fund’s benchmark index and investment objective, on the Effective Date, the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based index designed to give investors a means of tracking the overall performance of North American companies involved in the midstream energy segment, which includes master limited partnerships (“MLPs”), and corporations involved in oil and gas storage and transportation. “Oil and gas storage and transportation” companies may include those involved in oil and gas pipelines, storage facilities, and other activities associated with transporting, storing, and gathering natural gas, natural gas liquids, crude oil or refined products. To be initially eligible for the Index, companies must generate at least 50% of their revenue from oil and gas storage and transportation (as defined above) or have properties with the potential to generate at least 50% of their revenues from oil and gas storage and transportation. Such companies may include medium-capitalization companies and foreign issuers. As of June 30, 2019, the Index included 30 securities of companies with a market capitalization range of between approximately $981.1 million and $73.0 billion and a weighted average market capitalization of $26.8 billion. The Index is rebalanced quarterly. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of November 30, 2018, the Fund was concentrated in the energy sector, and the utilities sector represented a significant portion of the Fund.

Also, on the Effective Date, the management fee for the Fund will be reduced from 0.82% to 0.45% of the Fund’s daily net assets.

Please retain this supplement for future reference.

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